Exhibit 32.1

CERTIFICATION PURSUANT TO
 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

           In connection with the Amended Quarterly Report of Aquamer Medical Corp. (the "Company") on Form 10-Q/A-1 for the quarter ending March 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the "Amended Report"), I, Richard Falcone, President, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

            (1) The Amended Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (2) The information contained in the Amended Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: August 13, 2010

/s/ Richard Falcone

Richard Falcone, President and Chief Executive Officer (Principal Executive Officer) and Acting Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)